DEBENTURE PURCHASE AGREEMENT

                                     BETWEEN


                           EFINANCIAL DEPOT.COM, INC.

                                       AND

                              OXFORD CAPITAL CORP.







                                FEBRUARY 2, 2000

                          DEBENTURE PURCHASE AGREEMENT


     This Debenture Purchase Agreement is made as of February 2, 2000, between Efinancial Deport.Com, Inc. (the "Company"), a Delaware corporation, and Oxford Capital Corp. (the "Purchaser"), a Cayman Island corporation.

     In consideration of the premises, mutual covenants and agreements contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:


                                    ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

     SECTION 1.01. DEFINED TERMS. As used in this Agreement, the following terms have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

"Affiliate" means any Person (1) which directly or indirectly controls, or is controlled by, or is under common control with the Company or a Subsidiary; (2) which directly or indirectly beneficially owns or holds five percent (5%) or more of any class of voting stock of the Company or any Subsidiary; or (3) five percent (5%) or more of the voting stock of which is directly or indirectly beneficially owned or held by the Company or a Subsidiary. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

"Agreement" means this Debenture Purchase Agreement, as amended, supplemented, or modified from time to time.

"Business Day" means any day other than a Saturday, Sunday, or other day on which commercial banks in the United States are authorized or required to close under the federal laws of the United States of America.

"Capital Lease" means all leases which have been or should be capitalized on the books of the lessee in accordance with GAAP.

"Closing Date" means February 2, 2000 and any date thereafter that the Purchaser and the Company agree upon in writing.

"Code" means the US Internal Revenue Code of 1986, as amended from time to time, and the regulations and published interpretations thereof.

"Common  Stock  means  the  Company's  common  stock,  $.001  par  value.

"Commonly Controlled Entity" means an entity, whether or not incorporated, which is under common control with the Company within the meaning of Section 414(b) or 414(c) of the Code.

"Company" means EFinancial Depot. Com, Inc. and its subsidiary companies, joint ventures or any other related entities;

"Conversion  Date"  means  any  date  30  days  after  the  Closing  Date.

"Debenture"  shall  have  the  meaning  assigned  to  it  in  Section  2.01

"Debenture Shares" means the shares of Common Stock of the Company underlying the Debenture into which the Debenture is convertible.

"Debt" means (1) indebtedness or liability for borrowed money; (2) obligations evidenced by bonds, Debenture, notes, or other similar instruments; (3) obligations for the deferred purchase price of property or services (including trade obligations); (4) obligations as lessee under Capital Leases; (5) current liabilities in respect of unfunded vested benefits under Plans covered by ERISA;
(6) obligations under letters of credit; (7) obligations under acceptance facilities; (8) all guaranties, endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or entity, or otherwise to assure a creditor against loss; and (9) obligations secured by any Liens, whether or not the obligations have been assumed.

"Default" means any of the events specified in Section 8.01, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

"Escrow Agreement" shall have the meaning assigned to such term in Section 2.10(c).

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and published interpretations thereof.

"Event of Default" means any of the events specified in Section 8.01, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

"Exchange  Act"  means  the  US  Securities  Exchange  Act  of 1934, as amended.

"GAAP" means generally accepted accounting principles either (i) in the United States, or (ii) in Canada, whichever is applicable, together with accompanying adjustments to reflect generally accepted accounting principles in the United States.

"Lien" means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority, or other security agreement or preferential arrangement, charge, or encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement or other registration or notification of a debt, obligation or security interest under the law of any jurisdiction to evidence any of the foregoing).

"Maturity Date" means the date the principle amount outstanding on the Debenture is due and payable;

"Multiemployer  Plan"  means  a  Plan  described in Section 4001(a)(3) of ERISA.

"PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

"Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority, or other entity of whatever nature.

"Plan" means any pension plan which is covered by Title IV of ERISA and in respect of which the Company or a Commonly Controlled Entity is an "employer" as defined in Section 3(5) of ERISA

"Purchaser"  means  Oxford  Capital  Corp.,  a  Cayman  Island  company.

"Principal  Office"  means  1013-17th  Avenue  S.W.,  Calgary, Alberta, T2T 0A7.

"Prohibited Transaction" means any transaction set forth in Section 406 of ERISA or Section 4975 of the Code.

"Registration  Rights Agreement" shall have the meaning assigned to such term in
Section  2.01.

"Reportable  Event"  means any of the events set forth in Section 4043 of ERISA.

"SEC"  means  the  US  Securities  and  Exchange  Commission.

"Securities"  means  the  Debenture  and  the  Warrant.

"Securities  Act"  means  the  US  Securities  Act  of  1933,  as  amended.

"Subsidiary" means, as to the Company, a corporation of which shares of stock having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by the Company.

"Transaction Documents" means this Agreement, the Debenture, the Warrant, the Registration Rights Agreement, and the Escrow Agreement.

"Warrant"  shall  have  the  meaning  assigned  to  that  term  in Section 2.01.

"Warrant Shares" means the shares Common Stock underlying the Warrant issuable upon the exercise thereof.

     SECTION 1.02. ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP consistent with those applied in the preparation of the financial statements referred to in Section 4.04, and all financial data submitted pursuant to this Agreement shall be prepared in accordance with such principles.

                                   ARTICLE II
                         PURCHASE AND SALE OF SECURITIES

     SECTION 2.01. PURCHASE AND SALE OF SECURITIES. The Company agrees to sell and, subject to the terms and conditions and in reliance on the Company's representations and warranties contained in this Agreement, the Purchaser agrees to purchase, $2,500,000 USD in principal amount of the Company's 6% Convertible Debenture (the "Debenture"), due February 2, 2003, (the "Maturity Date") and a warrant to purchase up 250,000 the Company's Common Stock (the "Warrant") exercisable at a price of $5.00 per share on or before February 2, 2002. The Debenture shall be convertible at a price equal to: (i) the lesser of 80% of the average closing bid price of the Company's common stock for the 5 trading days preceding the Conversion Date and (ii) $ 5.00; in no event shall the conversion price be less than $ 3.00 USD. The Warrant shall be exercisable at a price equal to $5.00 USD per share. The purchase price of the Debenture shall be 100% of its face value. The purchase price of the Warrant shall be $.01. The Debenture shall be in the form of Exhibit A hereto. The Warrant shall be in the form of Exhibit B hereto. All tax returns filed by the Company shall be consistent in all material respects with such allocation (including for purposes of section 1271 et seq. of the Code). Contemporaneously with the execution of this Agreement, the Company shall execute and deliver to the Purchaser a registration rights agreement (the "Registration Rights Agreement") in the form of Exhibit C hereto, covering the Debenture Shares and the Warrant Shares.

SECTION 2.02. FORCED CONVERSION. If at any time following the Closing Date, the Common Stock trades on the OTC Bulletin Board or NASDAQ National Board at a price equal to or greater than $10.00 USD, on every day for 20 consecutive trading days, and the provisions of Section 2.06 have never been exercisable by the Purchaser, then, within 30 days of the determination of the application of this provision: (i) the Debenture will be converted into Common Stock in accordance with the provisions of the Debenture; and (ii) the Warrant will be exercised in accordance with its terms.

     SECTION 2.03. CLOSING.   The purchase and sale of the Securities shall take
place on the Closing Date, via facsimile, at the Principal Office and the offices of Clark Wilson, Barristers and Solicitors, Vancouver, B.C.

     SECTION 2.04. PLACEMENT FEE. On the Closing Date, the Company shall pay the Purchaser a placement fee (the "Placement Fee") in an amount equal to 10% of the principal amount of Debenture purchased at such Closing. The Company hereby irrevocably authorizes the Purchaser to deduct the amount of the Placement Fee from the purchase price of the Debenture, together with any reasonable and documented out-of-pocket expenses for which such Purchaser is entitled to reimbursement pursuant to this Section 2.04, including the reasonable and documented fees and expenses of the Purchaser's counsel. If for any reason the Purchaser does not deduct the amount of the Placement Fee and such expenses from the purchase price of Debenture, then promptly upon the Purchaser's request, the Company shall pay and deliver the Placement Fee and such other expenses to the

Purchaser or to such other persons as such Purchaser shall direct, by Federal funds bank wire transfer of same day funds.

SECTION 2.05. PLAEMENT AGENT WARRANTS. On the Closing Date, the Issuer shall issue the Purchaser, a Placement Agent Warrant to purchase 50,000 shares of the Common Stock at an exercise price of $5.00 per share, exerciseable on or before February 2, 2001.

SECTION 2.06. ANTI-DILUTION PROVISIONS. After February 2, 2000, and so long as the Debenture or the Warrant is outstanding and not fully converted or exercised, the Company shall not, without the prior consent of the Holder, issue or sell (i) any Common Stock without consideration or for a consideration per share less than $3.00; or (ii) issue or sell any warrant, Warrant, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than $3.00.

SECTION 2.07. LIQUIDITY OF COMMON SHARES. If at any time following 120 days after the Closing Date, the market value of the volume of the Common Stock, as traded on the OTC Bulletin Board, multiplied by the average closing market price of the Common Stock, is less than $100,000, on every day for 20 consecutive trading days, the Purchaser has the right to put any principal amount of the Debenture unconverted back to the Company at a purchase price equal to the principle amount outstanding plus a premium of 30% of the principle amount outstanding.

     SECTION 2.08. USE OF PROCEEDS. The Company shall use the proceeds from the Debenture solely for working capital to grow and expand its business.

     SECTION 2.09. EXEMPTION FROM US REGISTRATION. The issuance of the Debenture and the Warrant shall be exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof; and also pursuant to SEC Regulation S. Accordingly, the Company represents and warrants to the Purchaser that it has, and covenants and agrees with the Purchaser that it will, comply in all material respects with the terms and conditions of SEC Regulation S applicable to the issuance and sale of the Debenture and the Warrant.

     SECTION 2.10. REGISTRATION OF COMMON STOCK; (a) As soon as possible, and in any event on or before March 31, 2000 in accordance with the Registration Rights Agreement, the Company shall file the appropriate registration statement or registration statements (each a "Registration Statement" and collectively "Registration Statements") with the SEC to register 200% of the Debenture Shares and 100% of the Warrant Shares under the Securities Act pursuant to the Registration Rights Agreement.

     (b) In accordance with the Registration Rights Agreement, the Company shall use its best efforts to ensure that the Registration Statements become effective as soon as possible, and shall cause the Registration Statements to remain effective until the Debenture have been converted or paid, and the Warrant fully exercised or expired.

(c) Contemporaneously with the execution of this Agreement the Company shall enter into an escrow agreement (the "Escrow Agreement") with the Purchaser as escrow holder (the "Escrow Holder") in the form of Exhibit D. Promptly after the execution of this Agreement, the Company shall deposit 500,000 common shares of the Common Stock as security for the Debenture (the "Security Shares"). Promptly upon the effectiveness of a Registration Statement, the Corporation shall deliver unrestricted certificates for those shares registered thereunder to the Escrow Agent, in DTC form, in exchange for the Security Shares.

                                   ARTICLE III
                              CONDITIONS PRECEDENT

     SECTION 3.01. CONDITION PRECEDENT TO INITIAL CLOSING. The Purchaser's obligation to purchase the Debenture is subject to the conditions precedent that the Purchaser shall have received on or before the Closing Date each of the following, in form and substance satisfactory to the Purchaser and its counsel:

     (1)  Debenture.  The  Debenture,  duly  executed  by  the  Company;
          ---------

     (2)  Warrant.  The  Warrant,  duly  executed  by  the  Company;
          -------

(3)  Placement  Agent Warrant. The Placement Agent Warrant, duly executed by the
     ------------------------
Company;

(4)  Registration  Rights  Agreement.  The  Registration  Rights Agreement, duly
     -------------------------------
executed  by  the  Company;
    -

     (5)  Escrow Agreement.  The Escrow Agreement, duly executed by the Company;
          ----------------

     (6)  Evidence  of all corporate action by the Company. Certified (as of the
          ------------------------------------------------
date of this Agreement) copies of all corporate action taken by the Company, including resolutions of its Board of Directors, authorizing the execution, delivery, and performance of the Transaction Documents to which it is a party and each other document to be delivered pursuant to this Agreement;

(6) Incumbency and signature certificate of the Company. A certificate (dated as
    ---------------------------------------------------
of the date of this Agreement) of the Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to sign the Transaction Documents to which it is a party and the other documents to be delivered by the Company under this Agreement;

     (7)  Opinion  of  counsel  for  the  Company.  A favorable opinion of Clark
          ---------------------------------------
Wilson, Barristers & Solicitors, Counsel for the Company, in substantially the form of Exhibit E, and as to such other matters as the Purchaser may reasonably request.


                                   ARTICLE IV
                    COMPANY'S REPRESENTATIONS AND WARRANTIES

     The  Company  represents  and  warrants  to  the  Purchaser  that:

     SECTION 4.01. INCORPORATION, GOOD STANDING, AND DUE QUALIFICATION. The Company is a corporation duly incorporated, validly existing, and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to own its assets and to transact the business in which it is now engaged or proposed to be engaged in and is duly qualified as a foreign corporation and in good standing under the laws of each other jurisdiction in which such qualification is required.

     SECTION 4.02 CORPORATE POWER AND AUTHORITY. The execution, delivery, and performance by the Company of the Transaction Documents to which each is a party have been duly authorized by all necessary corporate action and do not and will not (1) require any consent or approval of the stockholders of such corporation;
(2) contravene such corporation's charter or bylaws; (3) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award presently in effect having applicability to such corporation; (4) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease, or instrument to which such corporation is a party or by which it or its properties may be bound or affected; (5) result in, or require, the creation or imposition of any Lien, upon or with respect to any of the properties now owned or hereafter acquired by such corporation; and (6) cause such corporation to be in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award or any such indenture, agreement, lease, or instrument.

     SECTION 4.03 LEGALLY ENFORCEABLE AGREEMENT. This Agreement is, and each of the other Transaction Documents when delivered under this Agreement will be, legal, valid, and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditors' rights generally.

     SECTION 4.04. FINANCIAL STATEMENTS. The financial statements of the Company, filed with its Form 10-SB at the Securities Exchange Commission, copies of which have been furnished to the Purchaser, are complete and correct and fairly present the financial condition of the Company, all in accordance with GAAP in the United States consistently applied subject to year-end adjustments. Since the date of the filing of the Form 10-SB, there has been no material adverse change in the condition (financial or otherwise), business, or operations of the Company. There are no liabilities of or claims against the Company, fixed or contingent, which are material but are not reflected in the financial statements or in the notes thereto, other than liabilities arising in the ordinary course of business since the filing of the Form 10-SB or as otherwise disclosed.

     SECTION 4.05. LABOR DISPUTES AND ACTS OF GOD. The business and the properties of the Company are not affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy, or other casualty (whether or not covered by insurance) materially and adversely affecting such business properties or the operation of the Company.

SECTION 4.06. OTHER AGREEMENTS. The Company is not a party to any indenture, loan, or credit agreement, or to any lease or other agreement or instrument, or subject to any charter or corporate restriction which could have a material adverse effect on the business, properties, assets, operations, or conditions, financial or otherwise, of the Company, or the ability of the Company to carry out its obligations under the Transaction Documents other than as disclosed in the Form 10-SB. The Company is not in default in any respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument material to its business to which it is a party.

     SECTION 4.07. LITIGATION. There is no pending or threatened action or proceeding against or affecting the Company before any court, governmental agency, or arbitrator which may, in any one case or in the aggregate, materially adversely affect the financial condition, operations, properties, or business of the Company or the ability of the Company to perform its obligation under the Transaction Documents other than as disclosed in the Form 10-SB.

     SECTION 4.08. NO DEFAULTS ON OUTSTANDING JUDGMENTS OR ORDERS. There are no unsatisfied judgments outstanding against the Company, and the Company is not in default with respect to any judgment, writ, injunction, decree, rule, or regulation of any court, arbitrator, or federal, state, municipal, or other governmental authority, commission, board, bureau, agency or instrumentality, domestic or foreign.

SECTION 4.09. OWNERSHIP AND LIENS. The Company has title to, or valid leasehold interests in, all of their properties and assets, real and personal, including the properties and assets and leasehold interest reflected in the financial statements referred to in Section 4.04 (other than any properties or assets disposed of in the ordinary course of business), and none of the properties and assets owned by the Company and none of its leasehold interests is subject to any Lien, except such as may be permitted pursuant to Section 6.01 of this Agreement. Without limiting the generality of the foregoing, this representation and warrant includes all of the Company's intellectual property (including software and other technology).

     SECTION 4.10. ERISA AND EMPLOYEE BENEFIT LAWS. The Company is in compliance in all material respects with all applicable provisions of ERISA, and all applicable national and state employee benefit of the United States, and any other applicable jurisdictions.

     SECTION 4.11. OPERATION OF BUSINESS. The Company possesses all licenses, permits, franchises, patents, copyrights, trademarks, and trade names, or rights thereto, to conduct their respective businesses substantially as now conducted and as presently proposed to be conducted, and the Company and is not in violation of any valid rights of others with respect to any of the foregoing.

     SECTION 4.12. TAXES. The Company has filed all tax returns (national, federal, provincial, state, and local) required to be filed and has paid all taxes, assessments, and governmental charges and levies thereon to be due, including interest and penalties.

SECTION 4.13. ENVIRONMENT. The Company has duly complied with, and their businesses, operations, assets, equipment, property, leaseholds, or other facilities are in compliance with, the provisions of all national, federal, provincial, state, and local environmental, health, and safety laws, codes and ordinances, and all rules and regulations promulgated thereunder.

                                    ARTICLE V
                              AFFIRMATIVE COVENANTS

     So long as the Debenture is outstanding, or the Warrant has not been fully exercised or expired, the Company will:

     SECTION 5.01. MAINTENANCE OF EXISTENCE. Preserve and maintain, and cause each active Subsidiary to preserve and maintain, its corporate existence and good standing in the jurisdiction of its incorporation, and qualify and remain qualified, and cause each Subsidiary to qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is required.

     SECTION 5.02. MAINTENANCE OF RECORDS. Keep, and cause each Subsidiary to keep, adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and its Subsidiaries.

     SECTION 5.03. MAINTENANCE OF PROPERTIES. Maintain, keep, and preserve, and cause each Subsidiary to maintain, keep, and preserve, all of its properties (tangible and intangible) necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted.

     SECTION 5.04. CONDUCT OF BUSINESS. Continue, and cause each Subsidiary to continue, to engage in an efficient and economical manner in a business of the same general type as conducted by it on the date of this Agreement.

     SECTION 5.05. MAINTENANCE OF INSURANCE. Maintain, and cause each Subsidiary to maintain, insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same or a similar business and similarly situated, which insurance may provide for reasonable deductibility from coverage thereof.

     SECTION 5.06. COMPLIANCE WITH LAWS. Comply, and cause each Subsidiary to comply, in all respects with all applicable laws, rules, regulations, and orders, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments, and governmental charges imposed upon it or upon its property.

     SECTION 5.07. RIGHT OF INSPECTION. At any reasonable time and from time to time, permit the Purchaser or any agent or representative thereof to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Company and any Subsidiary, and to discuss the affairs, finances, and accounts of the Company and any Subsidiary with any of their respective officers and directors and the Company's independent accountants.

     SECTION  5.08.  REPORTING  REQUIREMENTS.  Furnish  to  the  Purchaser:

     (1)  Quarterly  financial statements. As soon as available and in any event
          -------------------------------
within forty-five (45) days after the end of each of the first three quarters of each fiscal year of the Company, consolidated and consolidating balance sheets of the Company and its Subsidiaries as of the end of such quarter, consolidated and consolidating statements of income and retained earnings of the Company and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, and [consolidated and consolidating] statements of changes in financial position of the Company and its Subsidiaries for the portion of the fiscal year ended with the last day of such quarter, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the previous fiscal year and all prepared in accordance with GAAP consistently applied and certified by the chief financial officer of the Company (subject to year-end adjustments);

     (2)  Annual  financial  statements.  As  soon as available and in any event
          -----------------------------
within ninety (90) days after the end of each fiscal year of the Company, [consolidated and consolidating] balance sheets of the Company and its Subsidiaries as of the end of such fiscal year and [consolidated and consolidating] statements of income and retained earnings of the Company and its Subsidiaries for such fiscal year, and [consolidated and consolidating] statements of changes in financial position of the Company and its Subsidiaries for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the prior fiscal year and all prepared in accordance with GAAP consistently applied and as to the consolidated statements accompanied by an opinion thereon acceptable to the Purchaser by Stefanou & Company, LLP, Certified Public Accountants, or other independent accountants selected by the Company and acceptable to the Purchaser;

     (3)  Management  letters.  Promptly  upon  receipt  thereof,  copies of any
          -------------------
reports submitted to the Company or any Subsidiary by independent certified public accountants in connection with examination of the financial statements of the Company or any Subsidiary made by such accountants;

     (4) Certificate of no Default. Within forty five (45) days after the end of
         -------------------------
each of the quarters of each fiscal year of the Company (or earlier upon the delivery of the financial statements required by Sections 5.08(1) or (2), a certificate of the chief financial officer of the Company (a) certifying that to the best of his knowledge no Default or Event of Default has occurred and is continuing or, if a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action which is proposed to be taken with respect thereto, and (b) with computations demonstrating compliance with the covenants contained in Article VII;

     (5)  Accountant's  report.  Simultaneously  with the delivery of the annual
          --------------------
financial statements referred to in Section 5.08(2), a certificate of the independent public accountants who audited such statements to the effect that, in making the examination necessary for the audit of such statements, they have obtained no knowledge of any condition or event which constitutes a Default or Event of Default, or if such accountants shall have obtained knowledge of any such condition or event, specifying in such certificate each such condition or event of which they have knowledge and the nature and status thereof;

     (6)  Notice  of litigation. Promptly after the commencement thereof, notice
          ---------------------
of all actions, suits, and proceedings before any court or governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign, affecting the Company or any Subsidiary, which, if determined adversely to the Company or such Subsidiary, could have a material adverse effect on the financial condition, properties, or operations of the Company or such Subsidiary;

     (7)  Notice  of  Defaults and Events of Default. As soon as possible and in
          ------------------------------------------
any event within five (5) days after the occurrence of each Default or Event of Default, a written notice setting forth the details of such Default or Event of Default and the action which is proposed to be taken by the Company with respect thereto;

     (8) ERISA reports. As soon as possible, and in any event within thirty (30)
         -------------
days after the Company knows or has reason to know that any circumstances exist that constitute grounds entitling the PBGC to institute proceedings to terminate a Plan subject to ERISA with respect to the Company or any Commonly Controlled Entity, and promptly but in any event within two (2) Business Days of receipt by the Company or any Commonly Controlled Entity of notice that the PBGC intends to terminate a Plan or appoint a trustee to administer the same, and promptly but in any event within five (5) Business Days of the receipt of notice concerning the imposition of withdrawal liability with respect to the Company or any Commonly Controlled Entity, the Company will deliver to the Purchaser a certificate of the chief financial officer of the Company setting forth all relevant details and the action which the Company proposes to take with respect thereto.

     (9)  Reports  to  other  creditors.  Promptly after the furnishing thereof,
          -----------------------------
copies of any statement or report furnished to any other party pursuant to the terms of any indenture, loan, credit, or similar agreement and not otherwise required to be furnished to the Purchaser pursuant to any other clause of this
Section  5.08;

     (10)  Proxy  statements, etc. Promptly after the sending or filing thereof,
           ----------------------
copies of all proxy statements, financial statements, and reports which the Company or any Subsidiary sends to its stockholders, and copies of all regular, periodic, and special reports, and all registration statements which the Company or any Subsidiary files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or with any national securities exchange; and

     (11)  General  information. Such other information respecting the condition
           --------------------
or operations, financial or otherwise, of the Company or any Subsidiary as the Purchaser may from time to time reasonably request.

     SECTION 5.09. ENVIRONMENT. Be and remain, and cause each Subsidiary to be and remain, in compliance with the provisions of all national, federal, provincial, state, and local environmental, health, and safety laws, codes and ordinances, and all rules and regulations issued thereunder; notify the Purchaser immediately of any notice of a hazardous discharge or environmental complaint received from any governmental agency or any other party; notify the Purchaser immediately of any hazardous discharge from or affecting its premises; immediately contain and remove the same, in compliance with all applicable laws; promptly pay any fine or penalty assessed in connection therewith; permit the Purchaser to inspect the premises, to conduct tests thereon, and to inspect all books, correspondence, and records pertaining thereto; and at the Purchaser's request, and at the Company's expense, provide a report of a qualified environmental engineer, satisfactory in scope, form, and content to the Purchaser, and such other and further assurances reasonably satisfactory to the Purchaser that the condition has been corrected.

SECTION  5.10.  Be  and  remain a "reporting company" as defined by the Exchange
Act.

                                   ARTICLE VI
                               NEGATIVE COVENANTS

     So long as the Debenture is outstanding, or the Warrant has not been fully exercised or expired, Company will not without the written consent of the
Purchaser:

     SECTION 6.01. MERGERS, ETC. Wind up, liquidate or dissolve itself, merge with, or consolidate with another organization unless the other organization is a subsidiary, or convey, sell, assign, transfer, lease, or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any Person, or acquire all or substantially all of the assets or the business of any Person that is not within the mandate and business plan of the Company, or permit any Subsidiary to do so, except that (1) any Subsidiary may merge into or transfer assets to the Company and (2) any Subsidiary may merge into or consolidate with or transfer assets to any other Subsidiary.

     SECTION 6.02 DIVIDENDS. Declare or pay any dividends; or make any distribution of assets to its stockholders as such whether in cash, assets, or obligations of the Company; or allocate or otherwise set apart any sum for the payment of any dividend or distribution on; or permit any of its Subsidiaries to purchase or otherwise acquire for value any stock of the Company or another Subsidiary.

     SECTION 6.03.SALE OF ASSETS. Sell, lease, assign, transfer, or otherwise dispose of, or permit any Subsidiary to sell, lease, assign, transfer, or otherwise dispose of, any of its now owned or hereafter acquired assets (including, without limitation, shares of stock and indebtedness of Subsidiaries, receivables, and leasehold interests), except: (1) inventory disposed of in the ordinary course of business; (2) the sale or other disposition of assets no longer used or useful in the conduct of its business; and (3) that any Subsidiary may sell, lease, assign, or otherwise transfer its assets to the Company.

     SECTION 6.04 TRANSACTIONS WITH AFFILIATES. Enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate, or permit any Subsidiary to enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate.

                                   ARTICLE VII
                              CORPORATE GOVERNANCE

     So long as the Debenture is outstanding, or the Warrant has not been fully exercised or expired, Company will ensure that the following are fulfilled:

     SECTION 7.01. BOARD OF DIRECTORS. The Company will have and maintain a board of directors of not less than two members. The Company's board of directors shall meet not less frequently than quarterly. The Company will appoint and elect a representative of the Purchaser to the Company's Board within 30 days of the Closing Date and to nominate the representative for election to the Company's board of directors annually until the representative delivers to the Company a written resignation from the Company's board of directors.

     SECTION 7.02. AUDIT COMMITTEE. Within 60 days, the Company's board of directors shall appoint an Audit Committee of not less than three members and no more than one (1) of the members of the Audit Committee shall be an officer or employee of or contractor or consultant to the Company. The Audit Committee shall meet not less frequently than quarterly. The Audit Committee shall review the Company's financial statements for accuracy and completeness at least quarterly and before their release. The Audit Committee shall meet with the

Company's independent accountants prior to and immediately following the Company's annual audit, and such other times as the Audit Committee deems necessary to assure that the Company's financial statements are accurate, complete and in accordance with GAAP, and to insure that the Company has adequate financial and reporting policies, procedures, systems and controls in place.

                                  ARTICLE VIII
                                EVENTS OF DEFAULT

     SECTION 8.01. EVENTS OF DEFAULT. If any of the following events shall occur:

     (1) The Company should fail to pay the principal of, or interest payable pursuant to the Debenture, or any amount of a commitment or other fee, as and when due and payable;

     (2) Any representation or warranty made or deemed made by the Company in this Agreement or which is contained in any certificate, document, opinion, or financial or other statement furnished at any time under or in connection with any Transaction Document shall prove to have been incorrect, incomplete, or misleading in any material respect on or as of the date made or deemed made;

     (3) The Company shall fail to perform or observe any term, covenant, or agreement contained in Articles V, VI, or VII hereof;

     (4) The Company or any of its Subsidiaries shall (a) fail to pay any indebtedness for borrowed money of the Company or such Subsidiary, as the case may be, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise), or (b) fail to perform or observe any term, covenant, or condition on its part to be performed or observed under any agreement or instrument whose value is in excess of Ten Thousand ($10,000) Dollars relating to any such indebtedness, when required to be performed or observed, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration of, after the giving of notice or passage of time, or both, the maturity of such indebtedness;

     (5) The Company or any of its Subsidiaries (a) shall generally not pay, or shall be unable to pay, or shall admit in writing its inability to pay its debts as such debts become due; or (b) shall make an assignment for the benefit of creditors, or petition or apply to any tribunal for the appointment of a custodian, receiver, or trustee for it or a substantial part of its assets; or
(c) shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or (d) shall have had any such petition or application filed or any such proceeding commenced against it in which an order for relief is entered or an adjudication or appointment is made, and which remains undismissed for a period of thirty (30) days or more; or
(e) shall take any corporate action indicating its consent to, approval of, or acquiescence in any such petition, application, proceeding, or order for relief or the appointment of a custodian, receiver, or trustee for all or any substantial part of its properties; or (f) shall suffer any such custodianship, receivership, or trusteeship to continue undischarged for a period of thirty
(30)  days  or  more;

     (6) One or more judgments, decrees, or orders for the payment of money in excess of Twenty five Thousand Dollars ($25,000) in the aggregate shall be rendered against the Company or any of its Subsidiaries and such judgments, decrees, or orders shall continue unsatisfied and in effect for a period of 30 consecutive days without being vacated, discharged, satisfied, or stayed or bonded pending appeal;

     (8) Any of the following events shall occur or exist with respect to the Company and any Commonly Controlled Entity under ERISA: any Reportable Event shall occur; complete or partial withdrawal from any Multiemployer Plan shall take place; any Prohibited Transaction shall occur; a notice of intent to terminate a Plan shall be filed, or a Plan shall be terminated; or circumstances shall exist which constitute grounds entitling the PBGC to institute proceedings to terminate a Plan, or the PBGC shall institute such proceedings; and in each case above, such event or condition, together with all other events or conditions, if any, could subject the Company to any tax, penalty, or other liability which in the aggregate may exceed Twenty five Thousand Dollars ($25,000); or

     (9) If the Purchaser receives its first notice of a hazardous discharge or an environmental complaint from a source other than the Company, and the Purchaser does not receive notice (which may be given in oral form, provided same is followed with all due dispatch by written notice given by Certified Mail, Return Receipt Requested) of such hazardous discharge or environmental complaint from the Company within twenty-four (24) hours of the time the

Purchaser first receives said notice from a source other than the Company; or if any federal, state, or local agency asserts or creates a Lien upon any or all of the assets, equipment, property, leaseholds, or other facilities of the Company by reason of the occurrence of a hazardous discharge or an environmental complaint; or if any federal, state, or local agency asserts a claim against the Company and/or its assets, equipment, property, leaseholds, or other facilities for damages or cleanup costs relating to a hazardous discharge or an environmental complaint; provided, however, that such claim shall not constitute a default if, within five (5) Business Days of the occurrence giving rise to the claim, (a) the Company can prove to the Purchaser's satisfaction that the Company has commenced and is diligently pursuing either: (i) a cure or correction of the event which constitutes the basis for the claim, and continues diligently to pursue such cure or correction to completion or (ii) proceedings for an injunction, a restraining order, or other appropriate emergent relief preventing such agency or agencies from asserting such claim, which relief is granted within ten (10) Business Days of the occurrence giving rise to the claim and the injunction, order, or emergent relief is not thereafter resolved or reversed on appeal; and (b) in either of the foregoing events, the Company has posted a bond, letter of credit, or other security satisfactory in form, substance, and amount to both the Purchaser and the agency or entity asserting the claim to secure the proper and complete cure or correction of the event which constitutes the basis for the claim; then, and in any such event, the Purchaser may, by notice to the Company, (1) declare its obligation to advance funds pursuant to the Debenture be terminated, whereupon the same shall forthwith terminate, and (2) declare the Debenture, all interest thereon, and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Debenture, all such interest, and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the Company.

     (10) The Company shall fail to perform or observe any of the provisions contained in any other section of this Agreement, the Debenture, or any of the Transaction Documents, and such failure shall continue for more than thirty (30) days after the Purchaser has given written notice to the Company.

     SECTION 8.02. REMEDIES. Upon the occurrence and during the continuance of any Event of Default as set out in Section 8.01, or in the Debenture, then, or at any thereafter, and in each and every case, the Purchaser shall have the rights and remedies as set out in Paragraph 9 of the Debenture.

                                   ARTICLE IX
                    PURCHASER'S REPRESENTATIONS & WARRANTIES

     SECTION 9.01. UNREGISTERED SECURITIES. The Purchaser acknowledges that none of the Debenture, the Warrant, the Placement Warrant, the Debenture Shares, the Warrant Shares, or the Placement Warrant Shares have been registered under the Securities Act and unless so registered may not be offered or sold in the United States or to U.S. persons, as that term is defined in Regulations under the Securities Act, except pursuant to an exemption from, or in a transaction not subject to the registration requirements of the Securities Act.

     SECTION 9.02. U.S NON-RESIDENT. The Purchaser is outside the United States when receiving and executing this Agreement, is not a U.S. person and is not acquiring the Debenture, the Warrant Placement and/or the Warrant for the account of or benefit of, directly or indirectly, a U.S. person.

     SECTION  9.03.  PURCHASER  AS  PRINCIPAL.  The  Purchaser  is acquiring the
Debenture, the Warrant, and the Placement Warrant as principal for its own account for investment purposes only and not with a view to, or for resale, distribution or fractionalization thereof, in whole or in part.

     SECTION 9.04. LEGENDED SECURITIES. The Purchaser acknowledges that the unless registered under the Securities Act, the Debenture, the Warrant, the Placement Warrant, the Debenture Shares, the Warrant Shares and the Placement Warrant Shares will be restricted from transfer under the Securities Act and the certificate representing such securities may bear a legend with respect to such restriction.

     SECTION 9.05. CANADIAN RESALE RESTRICTIONS. The Purchaser acknowledges that the Company is not currently a reporting issuer in any jurisdiction in Canada nor does it have any current intention to become one and as a result the Debenture, the Warrant, the Debenture Shares, the Warrant Shares, and the Placement Warrant Shares and may be subject to indefinite resale restrictions.

                                    ARTICLE X
                                  MISCELLANEOUS

     SECTION 10.01. AMENDMENTS, ETC. No amendment, modification, termination, or waiver of any provision of any Transaction Document to which the Company is a party, nor consent to any departure by the Company from any Transaction Document to which it is a party, shall in any event be effective unless the same shall be in writing and signed by the Purchaser, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 10.02. NOTICES, ETC. All notices and other communications provided for under this Agreement and under the other Transaction Documents to which the Company is a party shall be in writing (including telegraphic, telex, and facsimile transmissions) and mailed or transmitted or delivered;

If to the Company:               If  to  the  Purchaser:
Efinancial Depot.Com, Inc.       Oxford  Capital  Corp.
150-1875 Century Park East       c/o  1013-17th  Avenue  S.W.
Century  City  California        Calgary, Alberta
90067                            T2T 0A7
                                 Ph:   (403)  508-5055
                                 Fax:  (403)  508-5055

With  a  copy  that  does  not   With  a  copy  that  does  not
constitute  notice  to:          constitute  notice  to:

Clark,Wilson,                    Ian H. Kennedy,
Barristers  &  Solicitors        Barrister & Solicitor
800-885  W.Georgia  St.          1013  -  17th  Avenue
Vancouver,Canada                 Calgary,  Alberta
V6C  3H1                         T2T  0A7
Attention:  David  Cowan         Attn:  Ian  H.  Kennedy
Tel:  (604)  643-3178            Tel:  (403)  508-5055
Fax:  (604)  687-6314            Fax:  (403)  508-5058

; or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 10.02. Except as otherwise provided in this Agreement, all such notices and communications shall be effective when deposited in the mails or delivered to the telegraph company, or sent, answerback received, respectively, addressed as aforesaid, except that notices to the Purchaser pursuant to the provisions of Article II shall not be effective until received by the Purchaser.

     SECTION 10.03. NO WAIVER. No failure or delay on the part of the Purchaser in exercising any right, power, or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy hereunder. The rights and remedies provided herein are cumulative, and are not exclusive of any other rights, powers, privileges, or remedies, now or hereafter existing, at law or in equity or otherwise.

     SECTION 10.04. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Company and the Purchaser and their respective successors and assigns, except that the Company may not assign or transfer any of its rights under any Transaction Document to which the Company is a party without the prior written consent of the Purchaser.

     SECTION 10.05. COSTS, EXPENSES, AND TAXES. The Company agrees to pay on demand all costs and expenses incurred by the Purchaser in connection with the preparation, execution, delivery, filing, and administration of the Transaction Documents, and of any amendment, modification, or supplement to the Transaction Documents, including, without limitation, the fees and out-of-pocket expenses of counsel for the Purchaser incurred in connection with advising the Purchaser as to its rights and responsibilities hereunder up to $10,000 USD. The Company also agrees to pay all such costs and expenses, including court costs, incurred in connection with enforcement of the Transaction Documents, or any amendment, modification, or supplement thereto, whether by negotiation, legal proceedings, or otherwise. In addition, the Company shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing, and recording of any of the Transaction Documents and the other documents to be delivered under any such Transaction Documents, and agrees to hold the Purchaser harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees. This provision shall survive termination of this Agreement.

     SECTION 10.06. INTEGRATION. This Agreement and the Transaction Documents contain the entire agreement between the parties relating to the subject matter hereof and supersede all oral statements and prior writings with respect thereto.

SECTION 10.07. INDEMNITY. The Company hereby covenants and agrees to protect, indemnify and hold harmless the Purchaser and its directors, officers, employees, solicitors, agents, affiliates, assignees, transferees and successors in interest (individually, an "Indemnified Party" and, collectively, the "Indemnified Parties") from and against all losses, claims, expenses, costs, damages or liabilities, whether joint or several (including the aggregate amount paid in reasonable settlement of any actions, suits, proceedings or claims) which they may suffer or incur caused by or arising directly or indirectly by reason of: (a) any information or statement (except any information or statement relating solely to the Purchaser) contained in the Registration Statements being or being alleged to be a misrepresentation; (b) the omission to state in the Registration Statements, or any amendment to such document a material fact required to be stated therein or necessary to make the statements therein not misleading (except the omission to state a material fact relating solely to the Purchaser); (c) the Company not complying with any requirement of any securities legislation or regulatory requirements of any jurisdiction in which Purchasers reside in connection with the Debenture, the Warrant and the Common Stock underlying the Debenture and the Warrant; (d) any order made or any inquiry, investigation or proceeding commenced or threatened by any regulatory authority based upon an allegation that any untrue statement or alleged omission or any misrepresentation or alleged misrepresentation in the Registration Statements or any amendment to such document exists (except information and statements relating solely to the Purchaser) which prevents or restricts the trading in of the Common Stock under Canadian or US law; (e) the inaccuracy of any of the Company's representations or warranties contained in any of the Transaction Documents; and (e) the Company's failure to comply with any of its obligations contained in any of the Transaction Documents.

If any action or claim shall be asserted against an Indemnified Party in respect of which indemnity may be sought from the Company pursuant to the provisions hereof, or if any potential claim contemplated by this section shall come to the knowledge of an Indemnified Party, the Indemnified Party shall promptly notify the Company in writing of the nature of such action or claim (provided that any failure to so notify shall not affect the Company's liability under this paragraph unless such delay has prejudiced the defense to such claim). The Company shall be entitled but not obliged to participate in or assume the defense thereof, provided, however that the defense shall be through legal counsel acceptable to the Indemnified Party, acting reasonably. In addition, the Indemnified Party shall also have the right to employ separate counsel in any such action and participate in the defense thereof, and the fees and expense of such counsel shall be borne by the Indemnified Party unless (i) the employment thereof has been specifically authorized in writing by the Company;
(ii) the Indemnified Party has been advised by counsel acceptable to the Company, acting reasonably, that representation of the Company and the Indemnified Party by the same counsel would be inappropriate due to actual or potential differing interests between them; or (iii) the Company has failed within a reasonable time after receipt of such written notice to assume the defense of such action or claim. It is understood and agreed that the Company shall not, in connection with any suit in the same jurisdiction, be liable for the legal fees and expenses of more than one separate legal firm to represent the Indemnified Parties. Neither party shall effect any settlement of any such action or claim or make any admission of liability without the written consent of the other party, such consent not to be unreasonably withheld or delayed.
The indemnity hereby provided for shall remain in full force and effect and shall not be limited to or affected by any other indemnity in respect of any matters specified in this section obtained by the Indemnified Party from any other person.

To the extent that any Indemnified Party is not a party to this Agreement, the Purchaser shall obtain and hold the right and benefit of this section in trust for and on behalf of such Indemnified Party. The Company hereby waives its right to recover contribution from the Purchaser with respect to any liability of the Company by reason of or arising out of any misrepresentation contained in any Registration Statement or any amendment thereto; provided, however, that such waiver shall not apply in respect of liability caused or incurred by reason of or arising out of any misrepresentation which is based upon or results from information relating solely to the Purchaser contained in such document.

     The Company hereby consents to personal jurisdiction and service and venue in any court in which any claim which is subject to indemnification hereunder is brought against the Purchaser or any Indemnified Party and to the assignment of the benefit of this section to any Indemnified Party for the purpose of enforcement provided that nothing herein shall limit the Company's right or ability to contest the appropriate jurisdiction or forum for the determination of any such claims.

     SECTION 10.08 GOVERNING LAW; JURISDICTION. This Agreement and the Debenture shall be governed by, and construed in accordance with, the laws of the State of Delaware. The courts of the State of Delaware, shall have exclusive jurisdiction and venue for the adjudication of any civil action between them arising out of relating to this Agreement, and hereby irrevocably consent to such jurisdiction and venue.

     SECTION 10.09. SEVERABILITY OF PROVISIONS. Any provision of any Transaction Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such Transaction Document or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 10.10. HEADINGS. Article and Section headings in the Transaction Documents are included in such Transaction Documents for the convenience of reference only and shall not constitute a part of the applicable Transaction Documents for any other purpose.

     SECTION 10.11. CURRENCY. Unless otherwise specifically stated to the contrary, all currency and dollar amounts stated herein is currency of the United States of America.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


THE  COMPANY:                         THE  PURCHASER:

EFINANCIAL  DEPOT.COM,  INC.          OXFORD  CAPITAL  CORP.


By  /s/  John  Huguet                 By  /s/  Riaz Mamdani
   ------------------                     -----------------
Chairman  and  CEO                        Chief Financial  Officer

Date  signed:  January  ,  2000.          Dated  signed:  January  ,  2000.

                               Exhibit A - Page 1
                                    EXHIBIT A
                                FORM OF DEBENTURE

                               Exhibit B - Page 1
                                    EXHIBIT B
                                 FORM OF WARRANT

                               Exhibit C - Page 1
                                    EXHIBIT C
                      FORM OF REGISTRATION RIGHTS AGREEMENT

                               Exhibit D - Page 1
                                    EXHIBIT D
                            FORM OF ESCROW AGREEMENT

                               Exhibit E - Page 1
                                    EXHIBIT E
                              FORM OF LEGAL OPINION
                              OF COMPANY'S COUNSEL